THOMAS LINDER, CPA
                                 LINDER & LINDER
                                 8 CHATHAM PLACE
                               DIX HILLS, NY 11746


                                                                  March 27, 2001

Sickbay Health Media, Inc.
510 Broadhollow Road
Suite 300
Melville, NY 11747


                      SICKBAY.COM INC./EXCHANGE ACT REPORTS
                             OUR FILE NO: 98178.003
                      -------------------------------------


Gentlemen:

     I have seen the revised 8-KA 2 dated March 27, 2001 relating to the engagement by Sickbay Health Media, Inc. (the "Company") of Lazar Levine & Felix LLP as its auditors for the fiscal year ending December 31, 2000.

         I agree with the disclosure in the 8-KA 2 relating to the Company's change of certified accountants. I consent to the filing of this letter as an Exhibit to the 8-KA 2.


                                                      Very truly yours,

                                                       Linder & Linder

                                             By:      /s/ THOMAS LINDER
                                                 ---------------------------
                                                     Thomas Linder, CPA



                                   EXHIBIT "A"